Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 409,168,394.13
Previously Paid Amount	0
Total Fee Amount	37,794.52
Total Offset Amount	0
Net Fee	$ 37,794.52